EXHIBIT 99.8

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

Summary
Total Balance: $199,779,481.63
Avg Loan Balance: $516,226.05
WA Gross Rate: 5.445%
WA Net Rate: 5.103%
WA FICO: 739
WA LTV: 73
WA Rem Term: 358
WA Months to Reset: 58
As of Date: 2005-06-01
WA Gross Margin: 2.315%
WA First Periodic Cap: 5.2%
WA Max Rate: 10.64%
IO%: 94%
Cal %: 63%


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance         Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                    1        38,194        0.02      6.625        6.375        631      80.00      80.00    100.00
$50,000.01 - $100,000.00              9       705,214        0.35      6.038        5.701        711      69.96      76.42     68.38
$100,000.01 - $150,000.00            10     1,227,120        0.61      5.874        5.592        702      78.08      82.87     54.33
$150,000.01 - $200,000.00             7     1,277,255        0.64      5.795        5.491        705      73.00      81.84     28.06
$200,000.01 - $250,000.00             2       459,600        0.23      5.500        5.250        652      74.67      78.15    100.00
$250,000.01 - $300,000.00            11     3,119,626        1.56      5.720        5.412        735      75.70      84.60     44.96
$300,000.01 - $359,699.00            13     4,441,744        2.22      5.469        5.151        727      73.31      83.08     62.25
$359,699.01 - $600,000.00           236   109,066,578       54.59      5.501        5.155        738      74.95      80.63     45.23
$600,000.01 - $800,000.00            65    43,952,318       22.00      5.342        5.014        738      75.44      80.26     59.07
$800,000.01 - $1,000,000.00          27    25,083,928       12.56      5.276        4.928        746      66.95      72.43     32.62
$1,250,000.01 - $1,500,000.00         4     6,000,000        3.00      5.594        5.219        773      64.40      67.42     75.00
$1,750,000.01 - $2,000,000.00         1     1,957,905        0.98      5.625        5.250        720      56.00      56.00    100.00
$2,000,000.01 or more                 1     2,450,000        1.23      5.000        4.625        763      70.00      70.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $38,193.89
Maximum: $2,450,000.00
Average: $516,226.05
------------------------------------------------------------------------------------------------------------------------------------


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              204   115,545,095       57.84      5.566        5.191        743      74.00      79.11     25.59
GMAC Mortgage                       105    51,269,630       25.66      5.369        5.067        739      70.37      76.50     83.55
National City Mortgage               60    23,880,777       11.95      5.305        5.055        727      75.49      82.90     76.34
Wachovia Securities                   1       198,790        0.10      6.000        5.625        677      80.00      80.00      0.00
Washington Mutual Bank               17     8,885,190        4.45      4.663        4.288        727      78.54      78.54     61.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              204   115,545,095       57.84      5.566        5.191        743      74.00      79.11     25.59
Family Lending                        6     3,065,980        1.53      4.942        4.567        711      76.71      86.28     72.65
Market Street                         9     2,914,499        1.46      6.120        5.745        723      72.99      90.04     48.11
Mortgage IT                          10     4,069,969        2.04      5.744        5.369        733      75.82      94.18     55.24
Nat City Mortgage                    60    23,880,777       11.95      5.305        5.055        727      75.49      82.90     76.34
Ohio Savings Bank                    65    34,468,037       17.25      5.189        4.939        744      69.23      73.12    100.00
Prism Mortgage/RBC Mortgage           2       455,370        0.23      5.099        4.066        707      79.29      87.89     19.76
Southstar                             7     1,337,664        0.67      6.456        5.880        707      85.76      94.38     32.89
UBS Conduit                           6     4,958,112        2.48      5.871        5.496        743      63.42      65.63     39.49
Wachovia Mortgage Co                  1       198,790        0.10      6.000        5.625        677      80.00      80.00      0.00
Washington Mutual                    17     8,885,190        4.45      4.663        4.288        727      78.54      78.54     61.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate                Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                        1       638,582        0.32      3.500        3.125        791      76.92      76.92    100.00
3.501% - 4.000%                       3     1,179,778        0.59      3.844        3.469        716      80.00      80.00    100.00
4.001% - 4.500%                       5     3,704,599        1.85      4.304        3.929        733      58.75      61.35     36.64
4.501% - 5.000%                      63    36,689,507       18.37      4.891        4.573        750      70.92      75.45     62.77
5.001% - 5.500%                     150    77,633,216       38.86      5.351        5.027        741      73.93      78.72     56.05
5.501% - 6.000%                     133    66,530,830       33.30      5.780        5.415        733      74.20      80.21     35.01
6.001% - 6.500%                      20    10,894,937        5.45      6.286        5.911        739      77.48      85.42     18.15
6.501% - 7.000%                       7     2,020,518        1.01      6.685        6.316        699      79.96      95.65     51.93
7.001% or more                        5       487,514        0.24      7.408        7.033        689      62.03      92.41     14.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 7.875%
Weighted Average: 5.445%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                        1     1,957,905        0.98      5.625        5.250        720      56.00      56.00    100.00
2.001% - 2.250%                     294   152,937,547       76.55      5.545        5.185        739      74.24      80.43     35.04
2.251% - 2.500%                      65    34,468,037       17.25      5.189        4.939        744      69.23      73.12    100.00
2.501% - 2.750%                      27    10,415,993        5.21      4.784        4.423        723      79.16      79.16     58.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 2.750%
Weighted Average: 2.315%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                        3     1,373,560        0.69      3.634        3.259        748      78.57      78.57    100.00
3.501% - 4.000%                       5     3,607,679        1.81      4.288        3.830        728      58.76      62.51     39.98
4.001% - 4.500%                      25    14,332,898        7.17      4.767        4.414        748      74.12      75.80     43.25
4.501% - 5.000%                     121    66,034,685       33.05      5.156        4.838        748      72.54      78.02     59.85
5.001% - 5.500%                     182    92,539,379       46.32      5.641        5.296        734      73.42      78.54     43.81
5.501% - 6.000%                      34    16,897,648        8.46      6.106        5.740        728      78.49      86.95     35.01
6.001% - 6.500%                      12     4,506,118        2.26      6.583        6.210        733      78.16      89.29     23.28
6.501% - 7.000%                       4       419,857        0.21      7.333        6.958        688      60.75      91.19     16.82
7.001% or more                        1        67,658        0.03      7.875        7.500        692      69.97     100.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.125%
Maximum: 7.500%
Weighted Average: 5.103%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                       350   188,103,392       94.16      5.453        5.110        740      73.56      79.05     46.54
Fully Amortizing                     37    11,676,090        5.84      5.306        4.988        727      71.71      75.84     73.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
341 - 350                            17     8,885,190        4.45      4.663        4.288        727      78.54      78.54     61.66
351 - 355                            28     8,053,022        4.03      5.176        4.808        720      74.77      80.52     56.50
356 - 360                           342   182,841,269       91.52      5.494        5.156        740      73.15      78.81     47.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                         Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                 34    18,208,463        9.11      5.529        5.154        743      75.74      82.00     16.65
1 - 6                               326   170,446,144       85.32      5.477        5.142        740      72.86      78.49     50.84
7 - 12                               25    10,132,874        5.07      4.867        4.478        721      78.71      79.46     59.02
13 - 18                               2       992,000        0.50      4.276        3.901        721      80.00      80.00     44.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                             18     9,073,565        4.54      4.683        4.311        728      78.88      78.88     62.45
1 YR LIBOR                          340   180,038,156       90.12      5.446        5.110        740      73.09      78.28     48.16
6 MO LIBOR                           29    10,667,761        5.34      6.067        5.667        731      74.96      88.73     35.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
37 - 60                             387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 47
Maximum: 60
Weighted Average: 58
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap              Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                              313   161,586,225       80.88      5.490        5.130        738      74.24      79.64     36.97
6.000%                               74    38,193,256       19.12      5.253        4.991        743      70.12      75.59     95.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.191%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
8.001% - 8.500%                       1       638,582        0.32      3.500        3.125        791      76.92      76.92    100.00
8.501% - 9.000%                       3     1,179,778        0.59      3.844        3.469        716      80.00      80.00    100.00
9.001% - 9.500%                       5     3,704,599        1.85      4.304        3.929        733      58.75      61.35     36.64
9.501% - 10.000%                     40    23,608,511       11.82      4.877        4.521        744      74.13      78.29     42.14
10.001% - 10.500%                   112    58,317,450       29.19      5.369        5.023        743      74.42      79.58     42.06
10.501% - 11.000%                   145    75,047,331       37.57      5.634        5.284        738      72.75      78.39     43.62
11.001% - 11.500%                    57    29,646,703       14.84      5.640        5.341        736      74.16      79.09     70.70
11.501% - 12.000%                    17     5,917,013        2.96      5.927        5.623        720      73.80      84.49     67.93
12.001% or more                       7     1,719,514        0.86      6.765        6.390        716      74.91      97.85     42.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 12.875%
Weighted Average: 10.636%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution by IO only terms     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                    37    11,676,090        5.84      5.306        4.988        727      71.71      75.84     73.43
60                                  342   183,464,192       91.83      5.441        5.100        740      73.63      78.99     46.96
120                                   8     4,639,200        2.32      5.955        5.522        746      71.02      81.58     29.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original Prepayment Penalty Term  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                   387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       17     8,513,568        4.26      5.154        4.816        770      42.42      48.47     46.36
50.01% - 55.00%                       8     4,775,995        2.39      5.124        4.832        736      52.09      63.05     82.02
55.01% - 60.00%                      14    10,355,455        5.18      5.441        5.100        745      57.47      58.63     61.09
60.01% - 65.00%                      24    14,395,054        7.21      5.275        4.966        744      62.86      65.57     55.70
65.01% - 70.00%                      33    19,854,344        9.94      5.506        5.167        748      68.38      72.50     48.19
70.01% - 75.00%                      39    19,926,501        9.97      5.416        5.083        730      73.83      78.37     59.24
75.01% - 80.00%                     245   119,893,523       60.01      5.493        5.148        736      79.65      85.83     42.51
80.01% - 85.00%                       1       518,000        0.26      5.250        4.875        688      83.82     100.00    100.00
85.01% - 90.00%                       3       785,668        0.39      5.312        4.623        728      88.02      93.00     35.51
90.01% - 95.00%                       2       321,375        0.16      5.573        5.323        722      95.00      95.00    100.00
95.01% - 100.00%                      1       440,000        0.22      5.875        4.890        745     100.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 21.08
Maximum: 100.00
Weighted Average: 73.46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                       12     6,045,968        3.03      5.236        4.895        779      43.06      43.20     51.09
50.01% - 55.00%                       6     3,310,500        1.66      4.858        4.518        747      45.99      51.50     30.27
55.01% - 60.00%                      13     9,710,455        4.86      5.479        5.131        746      57.30      57.30     58.51
60.01% - 65.00%                      22    12,974,285        6.49      5.214        4.911        746      61.50      62.87     66.11
65.01% - 70.00%                      23    13,296,786        6.66      5.475        5.142        745      68.63      68.63     36.81
70.01% - 75.00%                      35    19,075,866        9.55      5.440        5.110        747      70.25      73.64     69.45
75.01% - 80.00%                     124    63,747,805       31.91      5.371        5.031        734      78.38      79.54     44.67
80.01% - 85.00%                      14     7,131,255        3.57      5.478        5.135        739      77.93      83.72     37.56
85.01% - 90.00%                      69    36,652,164       18.35      5.581        5.230        736      78.38      89.63     25.97
90.01% - 95.00%                      44    19,024,262        9.52      5.492        5.173        736      79.88      94.80     69.42
95.01% - 100.00%                     25     8,810,135        4.41      5.906        5.467        720      80.65      99.72     65.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 29.44
Maximum: 100.00
Weighted Average: 78.87
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
Geographical                         of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)              Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                          232   125,634,213       62.89      5.481        5.127        737      73.73      78.92     44.73
Arizona                              16     9,451,319        4.73      5.274        4.944        759      72.49      75.02     36.39
Illinois                             12     5,122,253        2.56      5.269        4.968        717      71.68      81.44     77.48
Virginia                             11     5,107,917        2.56      5.371        5.049        735      76.82      83.63     51.11
New Jersey                            9     4,602,720        2.30      5.630        5.285        751      73.73      75.67     32.35
Other                               107    49,861,059       24.96      5.395        5.077        742      72.75      79.01     56.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown         Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                             81    43,345,954       21.70      5.418        5.074        735      73.10      78.36     46.25
South CA                            151    82,288,260       41.19      5.514        5.155        738      74.07      79.21     43.92
States Not CA                       155    74,145,268       37.11      5.384        5.063        743      72.98      78.78     53.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
85255                                 2     3,005,000        1.50      5.277        4.902        764      69.89      69.89      0.00
92009                                 3     2,415,599        1.21      5.578        5.203        742      67.22      71.36      0.00
85262                                 3     2,323,120        1.16      4.912        4.616        786      68.74      73.39     63.05
90049                                 3     2,053,600        1.03      5.217        4.880        756      80.00      83.46     29.96
92131                                 3     2,042,920        1.02      5.416        5.074        753      77.36      84.72     26.38
91001                                 3     2,008,535        1.01      5.611        5.236        744      67.63      67.63     42.32
01938                                 1     1,957,905        0.98      5.625        5.250        720      56.00      56.00    100.00
95138                                 2     1,840,000        0.92      5.818        5.443        751      72.76      72.76      0.00
83340                                 2     1,640,000        0.82      5.375        5.000        747      79.04      85.02      0.00
92653                                 2     1,566,000        0.78      5.621        5.318        751      70.26      78.79    100.00
Other                               363   178,926,803       89.56      5.447        5.107        737      73.78      79.45     49.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                       Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                             6     1,611,686        0.81      6.041        5.763        631      78.36      81.71     77.70
641 - 660                             9     2,713,625        1.36      5.437        5.180        655      71.16      78.02     83.42
661 - 680                            27    11,760,333        5.89      5.543        5.214        673      74.17      78.71     77.99
681 - 700                            27    12,264,401        6.14      5.594        5.239        691      76.49      83.84     74.30
701 - 720                            78    39,244,837       19.64      5.524        5.170        711      75.69      82.30     36.97
721 - 740                            67    36,422,908       18.23      5.410        5.064        730      73.62      79.95     39.80
741 - 760                            53    27,803,474       13.92      5.437        5.096        752      73.53      79.39     56.63
761 or more                         120    67,958,217       34.02      5.363        5.027        781      71.35      75.18     43.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 627
Maximum: 809
Weighted Average: 739
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 5; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties               Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                  1       275,000        0.14      5.875        5.500        755      61.11      61.11      0.00
Condominium                          54    27,292,271       13.66      5.420        5.067        741      76.97      82.67     25.48
PUD                                  97    51,761,414       25.91      5.427        5.091        741      73.88      79.02     44.65
Single Family                       234   120,309,498       60.22      5.457        5.115        738      72.48      77.96     54.90
Two- to Four Family                   1       141,298        0.07      5.750        5.500        712      90.00      90.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                              7       669,778        0.34      5.985        5.667        682      80.00      81.49     70.32
Primary                             357   186,184,346       93.19      5.452        5.110        737      73.53      79.10     49.01
Secondary                            23    12,925,357        6.47      5.309        4.972        764      72.07      75.44     33.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            239   123,073,207       61.60      5.468        5.112        740      76.29      83.28     38.93
Cash Out Refinance                   76    34,421,969       17.23      5.415        5.101        740      68.29      68.92     69.17
Rate/Term Refinance                  72    42,284,305       21.17      5.402        5.081        737      69.41      74.12     57.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                 Number                        By    Average     Weighted   Weighted    Average    Average
                                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                            30    15,587,703        7.80      5.619        5.244        717      73.21      81.46    100.00
Full                                160    80,522,357       40.31      5.267        4.970        737      72.44      77.78    100.00
No Doc                                4       641,923        0.32      6.329        5.954        723      58.05      88.09      0.00
Reduced                              37    15,454,055        7.74      5.515        5.167        721      73.33      77.88      0.00
Stated Doc                            5     1,596,804        0.80      6.126        5.751        750      80.00      99.84      0.00
Streamline                          151    85,976,640       43.04      5.548        5.173        748      74.47      79.14      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              387   199,779,482      100.00      5.445        5.103        739      73.46      78.87     48.11
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------